Filed Pursuant to Rule 497(e)
Monetta Trust Registration File No. 811-7360

MONETTA TRUST
SUPPLEMENT DATED JUNE 1, 2009
TO
PROSPECTUS DATED APRIL 30, 2009 AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2009

On June 1, 2009, the shareholders of the Monetta Intermediate Bond Fund approved an Investment Sub-Advisory Agreement between Monetta Financial Services, Inc., and Orion Capital Management, Inc. regarding the management of the Bond Fund’s assets and investments (the “Orion Agreement”).

In conjunction with the approval of the Orion Agreement, the Board of Trustees has approved a change in the Monetta Intermediate Bond Fund’s name from “Monetta Intermediate Bond Fund” to “Orion/Monetta Intermediate Bond Fund”.  The name change became effective on June 1, 2009.  All references to the "Monetta Intermediate Bond Fund" in each of the Prospectus and the Statement of Additional Information are hereby replaced by "Orion/Monetta Intermediate Bond Fund."

In addition to the foregoing, the following information replaces the information related to Orion Capital Management, Inc. found in the “Sub-Adviser” section of the Prospectus, beginning on page 17:

Sub-Adviser
Orion Capital Management, Inc.

Effective April 7, 2009, Orion Capital Management, Inc., an Illinois corporation (“Orion”), located at 750 Green Bay Road, Winnetka, Illinois, became the interim sub-adviser to the Monetta Intermediate Bond Fund, and provided the Monetta Intermediate Bond Fund with investment subadvisory services pursuant to an Interim Sub-Advisory Agreement from April 7, 2009 through May 31, 2009.  Under the Interim Sub-Advisory Agreement, Orion did not receive compensation for the services rendered.

On June 1, 2009, an Investment Sub-Advisory Agreement between the Adviser and Orion was approved by the shareholders of the Monetta Intermediate Bond Fund at a special meeting called for that purpose.  The Adviser and Orion executed that investment Sub-Advisory Agreement on June 1, 2009.  Under this Investment Sub-Advisory Agreement, Orion’s annual fee is 0.25% of the average daily net assets of the Orion/Monetta Intermediate Bond Fund.  This fee is paid entirely by the Adviser, and will not result in any additional costs to the Orion/Monetta Intermediate Bond Fund.

Orion has provided professional investment portfolio management services, in equities and fixed income securities to individuals and institutional clients since 1991.  The Fund’s Semi-Annual Report for the period ended June 30, 2009, will contain more detailed information regarding the basis for the Board’s approval of the Orion Sub-Advisory Agreements.

Continued……

The following information replaces the information related to Orion Capital Management, Inc. and its portfolio managers found in the “Sub-Adviser” section of the Statement of Additional Information, beginning on page 27:

Orion Capital Management, Inc.

Effective April 7, 2009, Orion Capital Management, Inc., an Illinois corporation (“Orion”) became the investment Sub-Adviser to the Monetta Intermediate Bond Fund pursuant to an Interim Sub-Advisory Agreement entered into as of that date between the Adviser and Orion.  Under the Interim Sub-Advisory Agreement, Orion was not paid a subadvisory fee.

On June 1, 2009, an Investment Sub-Advisory Agreement between the Adviser and Orion was approved by the shareholders of the Monetta Intermediate Bond Fund at a special meeting called for that purpose.  The Adviser and Orion executed that investment Sub-Advisory Agreement on June 1, 2009.  Under this Investment Sub-Advisory Agreement, Orion’s annual fee is 0.25% of the average daily net assets of the Orion/Monetta Intermediate Bond Fund.  This fee is paid entirely by the Adviser, and will not result in any additional costs to the Orion/Monetta Intermediate Bond Fund.  Orion is a corporation, and its sole shareholder and Director is Mr. James W. Kyle.

The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of March 31, 2009:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (-000s)	Pooled Investment Vehicle Accounts	Assets Managed (-000s)	Other Accts	Assets Managed (-000s)	Total Assets Managed (-000s)
George M. Palmer, Jr.	--	--	--	$ --	602	$89,899	$89,899
Stephen D. Cummings, Jr.	--	--	--	$ --	602	$89,899	$89,899

Messrs. Palmer and Cummings allocate investment decisions across all the accounts in a particular strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment strategies and restrictions or the timing of additions and withdrawals of amounts subject to account management.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
George M. Palmer, Jr.	Salary/Bonus	Orion	George M. Palmer, Jr. receives compensation that is a combination of salary and a bonus based on the profitability of Orion, the Sub-Adviser.
Stephen D. Cummings, Jr.	Salary/Bonus	Orion	Stephen D. Cummings, Jr. receives compensation that is a combination of salary and a bonus based on the profitability of Orion, the Sub-Adviser.

The dollar range of shares beneficially owned, for the year ended December 31, 2008, are as follows:

George M. Palmer, Jr.

Intermediate Bond Fund

None

Stephen D. Cummings, Jr.

Intermediate Bond Fund

None

A description of the sub-adviser appears in the "Management" section of the Monetta Trust’s Prospectus.

Please keep this supplement for future reference